SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET HIGH INCOME FUND II INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

WESTERN ASSET HIGH INCOME FUND II INC.

(NYSE: HIX)

One Madison Avenue, 17th Floor, New York, New York 10010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[●], 2025

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset High Income Fund II Inc. (the “Fund”) will be held at One Madison Avenue, 17th Floor, New York, New York 10010 on Friday, September 19, 2025 at 10:00 a.m., New York time (the “Meeting”).

The Meeting is being held for the following purposes:

1.	A proposal to amend the charter of the Fund (the “Charter Amendment”) to increase the total number of authorized shares of capital stock from 100,000,000 shares to 200,000,000 shares (Proposal No. 1);

2.	A proposal to elect three Class III Directors to the Fund’s Board of Directors (the “Board”) (Proposal No. 2);

3.	A proposal to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended April 30, 2026 (Proposal No. 3); and

4.	The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

If it is determined that the Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

The Board has fixed the close of business on July 31, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board,

Marc A. De Oliveira

Secretary

[●], 2025

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

WESTERN ASSET HIGH INCOME FUND II INC.

(NYSE: HIX)

One Madison Avenue, 17th Floor, New York, New York 10010

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at One Madison Avenue, 17th Floor, New York, New York 10010 on Friday, September 19, 2025 at 10:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

If it is determined that the Meeting will be held at a different time or in a different location or format (i.e., a virtual or hybrid meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (www.franklintempleton.com/investments/options/closed-end-funds). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

This Proxy Statement and the accompanying materials are being made available to stockholders on or about August 1, 2025.

The Fund is organized as a Maryland corporation and is a registered investment company.

Franklin Templeton Fund Adviser, LLC (“FTFA”), whose principal business address is One Madison Avenue, 17th Floor, New York, New York 10010, is the Fund’s investment adviser and administrator. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) each serves as the Fund’s subadvisors. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, 17th Floor, New York, New York 10010. Western Asset Limited has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Singapore has offices at 1 George Street #23-01, Singapore 049145. FTFA, Western Asset, Western Asset Limited and Western Singapore (together, “Management”) are all indirect wholly-owned subsidiaries of Franklin Resources, Inc. a global investment management organization operating as Franklin Templeton.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-866-875-8614.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” the Charter Amendment in Proposal No. 1, “FOR” the election of each nominee in Proposal No. 2 and “FOR” Proposal No. 3. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund’s common stock (“Common Stock”) entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker non-votes, if any, will be treated as shares of Common Stock that are present but which have not been voted. In the event of any conflict between a description of the Fund’s By-Laws in the proxy statement and the Fund’s By-Laws, the Fund’s By-Laws will control.

The Board has fixed the close of business on July 31, 2025 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares of Common Stock, with no cumulative voting rights. At the Record Date, the Fund had [ ] shares of Common Stock outstanding, par value $0.001 per share, the only authorized class of stock.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds or on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the votes entitled to be cast (i.e., a majority of the Fund’s outstanding shares of Common Stock as of the Record Date) at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares of Common Stock held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares of Common Stock directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares of Common Stock will be voted “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

Broker-dealer firms holding shares of Common Stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares of Common Stock on each Proposal before the Meeting. A signed and dated proxy card or other authorization by a beneficial owner of shares of Common Stock that does not specify how the beneficial owner’s shares of Common Stock should be voted on a proposal will be deemed an instruction to vote such shares of Common Stock “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

If you hold shares of Common Stock through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares of Common Stock. At the Meeting, a service agent will vote shares of Common Stock for which it receives instructions from its customers in accordance with those instructions. A signed and dated proxy card or other authorization by a stockholder that does not specify how the Common Stock should be voted on a proposal may be deemed to authorize a service agent to vote such shares of Common Stock “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.

Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares of Common Stock that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, the persons named as proxies may vote your shares of Common Stock in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares of Common Stock to be voted.

The Fund has opted into and is subject to the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that the holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its “control shares” unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” (as defined in the MCSAA.)

Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares. Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA. In addition, the Fund’s bylaws provide that the MCSAA will not apply to any acquisition or proposed acquisition of shares of Common Stock by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares of Common Stock held by it in the same proportion as the vote of all other holders of such security or all securities.

Accordingly, any holder of the Fund’s outstanding shares of Common Stock that is deemed to hold “control shares” under the MCSAA will not be entitled to vote its control shares at the Meeting.

Required Vote

•	The affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the Charter Amendment.

•

The Directors are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock at a Meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast, and will therefore have the same effect as votes “against” the election of that Director.

•

With respect to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting and will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification proposal.

If the necessary quorum to transact business or the vote required to elect each of the nominees is not obtained at the meeting, or, if in the discretion of the chair of the meeting, it is advisable to defer action on the election of the nominees and/or the ratification of PwC as the independent registered public accountants, the chair of the meeting may adjourn the meeting with respect to one or more proposals, or the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies. The meeting may be adjourned from time to time without further notice other than announcement at the meeting at which the adjournment is taken. If the meeting is adjourned for more than 120 days after the original record date for the meeting, the Board will fix a new record date for such meeting. Any proxy received by the Fund from a stockholder who was a stockholder of record on both the record date originally set for the meeting and the new record date for such meeting will remain in full force and effect unless explicitly revoked by the applicable stockholder. Alternatively, the Fund could postpone the meeting with respect to one or more proposals. The persons named as proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the meeting may be voted on either in person or by authorized proxy.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on September 19, 2025

The proxy statement and related materials are available at www.proxy-direct.com/fkl-34666.

Proposal No. 1:

Increase the Total Number of Authorized Shares of Capital Stock from 100,000,000 shares to 200,000,000 shares

The questions and answers below highlight only selected information from this Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for Proposal No. 1. You should carefully read all of the information contained in the Proxy Statement.

Q: What is being proposed?

A: The Board and Management are proposing to increase the total number of authorized shares of capital stock from 100,000,000 shares to 200,000,000 shares.

Q: How do the Board and Management recommend I vote?

A: The Board and Management recommend that you vote “FOR” Proposal No. 1.

Q: Why does the Board and Management recommend stockholders vote “FOR” Proposal No. 1?

A: The Board and Management believe that Proposal No. 1 is in the best interests of the Fund and its stockholders. The proposal to increase the number of authorized shares of capital stock provides the Fund the ability to raise additional capital when it is beneficial to the stockholders and the Fund and ensures continuity of the Fund’s dividend reinvestment plan.

For more details, please refer to the “Management’s Rationale for Proposal No. 1” in Additional Information Regarding Proposal No. 1 below.

Q: What are the risks of Proposal No. 1?

A: If Proposal No. 1 is approved and becomes effective, the Fund will continue to make investments in accordance with its investment objective and strategies. The current risks of investing in the Fund are disclosed in the Fund’s prospectus and other filings with the Securities and Exchange Commission, available at www.sec.gov and the Fund’s website (www.franklintempleton.com/investments/options/closed-end-funds). The Fund does not anticipate any material changes to the Fund’s investment strategy or operations as a result of increasing the total number of authorized shares of Common Stock in its Charter.

The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

For more details, please refer to the “Risks of Investing in the Fund” in Additional Information Regarding Proposal No. 1 below.

Q: Who will pay for the costs of this proxy solicitation?

A: The Fund and, indirectly, the stockholders will bear the costs of this proxy solicitation. Management believes it is fair and reasonable for the Fund to pay the costs associated with Proposal No. 1 given the expected benefits for the Fund as a result of Proposal No. 1.

Q: What vote is required to approve Proposal No. 1?

A: Stockholders may approve Proposal No. 1 with the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Fund.

Q: Whom do I contact if I have questions?

A: If you need more information, or have any questions about voting, please call Computershare Inc., the Fund’s proxy solicitor, toll free at 1-877-514-5714.

Q: How do I vote my shares?

A: After reading this Proxy Statement and the enclosed proxy card, you may vote by:

•	Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

•	Voting by Phone: Calling the number specified on your proxy card and following the instructions.

•	Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

ADDITIONAL INFORMATION REGARDING PROPOSAL NO. 1

The Charter Amendment

Pursuant to the Charter, only 100,000,000 shares of capital stock are authorized. The Charter Amendment would increase the total number of authorized number of shares of capital stock to 200,000,000. The Board has unanimously approved the Charter Amendment. Consequently, in accordance with the terms of the Charter, a majority of the shares of the Fund’s Common Stock eligible to be cast may vote to amend the Charter to increase the total number of authorized shares of capital stock. The Board and Management unanimously recommend that the Fund’s stockholders approve the Charter amendment.

Management’s Rationale for Proposal No. 1

Management believes that Proposal No. 1 is in the best interests of the Fund and its stockholders. The Fund’s shares outstanding have increased over time from the issuance of new shares from Fund’s dividend reinvestment plan and follow-on offerings including at-the-market stock sales (selling new fund shares in the open market when the Fund trades at a premium) and rights offerings. Benefits of issuing new shares of stock to grow the size of the Fund include:

•	Capitalize on new and timely investment opportunities to enhance income and total return without having to sell existing investments.

•	Increased economies of scale as fixed expenses are spread across a larger asset base.

•	Greater trading liquidity in the market which can result in tighter bid ask spreads.

The proposal to increase the number of authorized shares of capital stock provides the Fund the ability to raise additional capital when it is beneficial to the stockholders and the Fund and ensures continuity of the Fund’s dividend reinvestment plan. Management believes that maintaining an effective shelf registration statement that allows the Fund to execute follow-on offerings in today’s environment, including through at-the-market offerings and rights offering, when market conditions are favorable and attractive investment opportunities exist will be beneficial to stockholders. Contingent on stockholder approval of Proposal No. 1, the Board has approved registering additional shares of Common Stock of the Fund in order to conduct one or more follow-on offerings. Furthermore, the Fund has filed a registration statement on Form N-2, for which it will seek effectiveness only once stockholder approval of Proposal No. 1 is obtained. Additionally, when the Fund’s shares outstanding reach the amount of authorized shares the Fund will no longer be able to continue its dividend reinvestment plan. As of July 31, 2025, the Fund had [ ] shares of Common Stock issued and outstanding. However, the Fund has authority to issue only 100,000,000 shares of capital stock under its current amended and restated articles of incorporation (the “Charter”).

For the reasons above, Management believes that Proposal No. 1 is in the best interests of the Fund and stockholders. For a discussion of the risks of investing in the Fund, see “Risks of Investing in the Fund.”

Risks of Investing in the Fund

The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s Common Stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their NAV. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Board’s Consideration of Proposal No. 1

On February 12-13, 2025, the Board held an in-person meeting to consider, among other things, Proposal No. 1. At this meeting, the Board received information and analyses regarding Proposal No. 1, and Management presented its rationale for Proposal No. 1. The directors who are not “interested persons” of the Fund (the “Independent Directors”) as defined in the 1940 Act asked questions and discussed the information provided by Management and Proposal No. 1, and representatives of Management responded to these questions. The Independent Directors were represented by their independent legal counsel at the meetings and throughout the process of evaluating Proposal No. 1, and met separately in a private session with their independent legal counsel at which no representatives of Management were present before voting on Proposal No. 1.

The Board considered, among other things, the Fund’s performance to date and the future income-earning potential that Proposal No. 1 would make possible and that the risks of investing in the Fund have been disclosed to stockholders in the Fund’s prospectus, shareholder reports, other filings and website. The Board also considered the rationale for follow-on offerings of Common Stock, including at-the-market offerings and rights offerings, and the anticipated reduction to the Fund’s expense ratio following such follow-on offerings.

When approving Proposal No. 1, the Board also took into consideration Management’s conflicts of interest in Proposal No. 1, namely that Management would receive additional management fees from a larger Fund as a result of additional shares being issued. In considering the conflicts of interest, the Board took into account the benefits to the Fund and its stockholders, including the current market environment, the Fund’s historical and current premium/discount, the Fund’s performance history, the broader closed-end funds market premium/

discount trends, competitor funds, anticipated costs and Management’s outlook on the high-yield debt market and broader market. In addition, the Board considered Management’s belief that it is fair and reasonable to ask the Fund to pay the costs associated with Proposal No. 1 given the expected benefits for stockholders as a result of Proposal No. 1. The Board determined that Proposal No. 1 was in the best interests of the Fund and stockholders.

Based, among other things, on the information provided in connection with the meetings of the Board and related discussions, and for the reasons set forth in “Management’s Rationale for the Proposal,” the Board, including each of the Independent Directors, determined that Proposal No. 1 was in the best interests of the Fund and its stockholders. The Board’s evaluation also took into account information received since the Fund’s inception and reflected the knowledge gained as members of the Board with respect to the investment management services that Management has provided to the Fund. The Board then voted to approve Proposal No. 1 and to submit Proposal No. 1 for approval by the Fund’s stockholders.

Required Vote

Approval of Proposal No. 1 requires the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Fund.

Proposal No. 2:

Election of Directors

In accordance with the Fund’s Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class III have terms expiring at the Meeting, and they have been nominated by the Board for election at the Meeting to serve for a term of three years (until the 2028 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. The terms of office of the remaining Class I and Class II Directors expire at the year 2026 and 2027 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees for Directors of the Fund and other Directors of the Fund is set forth in the following table.

Persons Nominated for Election as Directors

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
Nominees to serve as Class III Directors until the 2028 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Carol L. Colman Birth year: 1946	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee	Since 2002	President, Colman Consulting Co.	21	None

Peter Mason(2) Birth year: 1959	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee	Since 2024	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998-2021)	21	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
INTERESTED DIRECTOR
Jane E. Trust, CFA* Birth year: 1962	Director, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of FTFA (2015)	119	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chair of the Board, Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York 10010.
(2)	Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund. Effective December 31, 2024, Messrs. Cronin and Cucchi resigned from the Board.
*	Ms. Trust is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is an officer of FTFA and certain of its affiliates.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
The following table provides information concerning the remaining Directors of the Fund:

Class I Directors Serving until the 2026 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Robert D. Agdern Birth year: 1950	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison	Since 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)	21	None

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
Anthony Grillo(2) Birth year: 1955	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees	Since 2024	Retired; Founder, Managing Director and Partner of American Securities Opportunity Funds (private equity and credit firm) (2006 to 2018); formerly, Senior Managing Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The Blackstone Group L.P. (private equity and credit firm) (1991 to 1999)	21	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
Eileen A. Kamerick Birth year: 1958	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees	Since 2013	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	21	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Trustee of AIG Funds and Anchor Series Trust (2018 to 2021); Director of Hochschild Mining plc (precious metals company) (from 2016 to 2023)

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chair of the Board, Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York 10010.

(2)	Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund. Effective December 31, 2024, Messrs. Cronin and Cucchi resigned from the Board.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
Class II Directors Serving until the 2027 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Hillary Sale(2) Birth year: 1961	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee	Since 2024	Agnes Williams Sesquicentennial Professor of Leadership and Corporate Governance, Georgetown Law Center; and Professor of Management, McDonough School of Business (since 2018); formerly, Associate Dean for Strategy, Georgetown Law Center (2020-2023); National Association of Corporate Directors Board Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016-2022)	21	Director of CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and CBOE SEF, Director (Since 2022); Advisory Board Member of Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen (nonprofit) (2007-2022)

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director in the Past Five Years
Nisha Kumar Birth year: 1970	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee	Since 2019	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council on Foreign Relations	21	Director of Stonepeak-Plus Infrastructure Fund LP (since 2025); Director of Birkenstock Holding plc (since 2023); Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chair of the Board, Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York 10010.
(2)	Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund. Effective December 31, 2024, Messrs. Cronin and Cucchi resigned from the Board.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Franklin Templeton fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Franklin Templeton. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Grillo, experience as a managing director of a private equity and credit firm and experience in investment banking; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Mr. Mason, legal and managerial experience; Ms. Sale, experience as a college professor and experience as a board member for financial and corporate institutions; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2024:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	D
Carol L. Colman, CFA	B	E
Anthony Grillo*	A	A
Eileen A. Kamerick	B	E
Nisha Kumar	A	E
Peter Mason*	A	A
Hilary A. Sale*	A	A
INTERESTED DIRECTOR
Jane E. Trust, CFA	A	E

*	Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)

The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

[At July 31, 2025, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock.]

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Franklin Resources, Inc. as of December 31, 2024.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by FTFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended April 30, 2025 and the total compensation paid to each Director during the calendar year ended December 31, 2024. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by FTFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended April 30, 2025 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 04/30/25 ($)	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/24 ($)
Directorships(2)
Robert D. Agdern	22,046	466,000
Carol L. Colman, CFA	22,357	371,000
Daniel P. Cronin*	13,346	366,000
Paolo M. Cucchi*	13,436	366,000
Anthony Grillo**	10,426	32,989
Eileen A. Kamerick	24,530	506,000
Nisha Kumar	23,288	486,000
Peter Mason**	10,881	32,989
Hillary A. Sale**	10,881	32,989

*	Messrs. Cronin and Cucchi resigned from the Board effective December 31, 2024.

**	Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Director currently holds 22 investment company directorships within this Fund Complex.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including FTFA, Western Asset, Western Asset Limited, Western Singapore, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, NAV and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee, Nominating Committee, Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended April 30, 2025, the Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders, and no Director attended the 2024 Annual Meeting of stockholders.

Each of the Audit Committee, Nominating Committee, Compensation Committee and the Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, FTFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. Eileen Kamerick serves as Chair of the Board. Ms. Kamerick is an Independent Director. The appointment of Ms. Kamerick as Chair reflects the Board’s belief that her experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. The Chair develops agendas for Board meetings and presides at all meetings of the Board. The Chair also leads executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset, Western Asset Limited and Western Asset Singapore, the Fund’s subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Kumar serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual Proxy Statement. The Audit Committee met six times during the fiscal year ended April 30, 2025. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Sale serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met six times during the fiscal year ended April 30, 2025. The Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Further, the Fund has adopted Director qualification requirements which can be found in the Fund’s bylaws and are applicable to all Directors that may be nominated or elected to serve as Directors, unless a majority of the Board of Directors then in office determine by resolution that failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the individual to discharge the duties of a Director or the free flow of information among Directors or between FTFA and the Board of Directors. The qualification requirements include: (i) experience requirements; (ii) limits on service on other boards; and (iii) character and fitness requirements. The Nominating Committee, in its sole discretion, determines whether an individual satisfies these qualifications.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended April 30, 2025.

Compensation Committee

The Fund’s Compensation Committee is composed entirely of all of the Independent Directors. The members of the Compensation Committee are Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Mr. Mason serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. The Compensation Committee met twice during the fiscal year ended April 30, 2025. The Compensation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at http:// www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and FTFA to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and FTFA regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Fred Jensen Franklin Templeton One Madison Avenue, 17th Floor, New York, New York 10010 Birth year: 1963	Chief Compliance Officer	Since 2020	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth year: 1971	Secretary and Chief Legal Officer	Since 2023	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Thomas C. Mandia Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902 Birth year: 1962	Senior Vice President	Since 2006	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Jeanne M. Kelly Franklin Templeton One Madison Avenue, 17th Floor, New York, New York 10010 Birth year: 1951	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of the FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Christopher Berarducci Franklin Templeton One Madison Avenue, 17th Floor, New York, New York 10010 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s Common Stock, as well as FTFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended April 30, 2025, all such filing requirements were met with respect to the Fund.

Proposal No. 3: Selection of the Independent Public Accountants

PwC, independent registered public accountants, has been selected by the Audit Committee and the Board to examine the Fund’s financial statements for the fiscal year ending April 30, 2026. A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on June 18, 2025, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, which supersedes SAS No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by the standards of the Public Company Accounting Oversight Board, and discussed with PwC the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended April 30, 2025.

Submitted by the Audit Committee of the Fund’s Board of Directors

Robert D. Agdern

Carol L. Colman, CFA

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

June 18, 2025

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2024 and April 30, 2025 for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $73,668 in April 30, 2024 and $78,088 in April 30, 2025.

Audit-Related Fees. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, were $0 in April 30, 2024 and $0 in April 30, 2025.

In addition, there were no Audit-Related Fees billed in the fiscal years ended April 30, 2024 and April 30, 2025 for assurance and related services by PwC to FTFA and any entity controlling, controlled by or under common control with FTFA that provides ongoing services to the Fund (FTFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended April 30, 2024 and April 30, 2025 were $10,000 and $10,000, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed by PwC to the Service Affiliates for tax services for the fiscal years ended April 30, 2024 and April 30, 2025 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. The aggregate fees billed in the fiscal years ended April 30, 2024 and April 30, 2025 for products and services provided by PwC, other than the services described above, were $65,000 in April 30, 2024 and $28,000 in April 30, 2025.

There were no other non-audit services rendered by PwC to the Service Affiliates that were required to be approved by the Fund’s Audit Committee in the fiscal years ended April 30, 2024 and April 30, 2025.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended April 30, 2024 and April 30, 2025.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FTFA and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) FTFA and (c) any entity controlling, controlled by or under common control with FTFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended April 30, 2024 and April 30, 2025 were $$342,635 and $334,889, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Board Recommendation and Required Vote

With respect to the proposal to amend the Charter of the Fund to increase the total number of authorized shares of Common Stock, the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Fund, at a Meeting at which a quorum is present, will decide the Charter Amendment.

With respect to the proposal to elect the nominees, the Directors are elected by a majority of the votes entitled to be cast by the holders of shares of the Fund’s Common Stock at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes are votes entitled to be cast and will therefore have the same effect as votes “against” the election of that Director.

With respect to the proposal to the ratification of PwC as the independent registered public accountants, the affirmative vote of a majority of the votes cast by the stockholders of the Fund, at a meeting at which a quorum is present, will decide the ratification of PwC as the independent registered public accountants. For purposes of the ratification of PwC as the independent registered public accountants, abstentions and broker non-votes, if any, will be counted as represented at the meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the ratification proposal.

The Board of Directors, including the Directors who are not “interested” persons unanimously recommends that stockholders of the Fund vote “FOR” the Charter Amendment, “FOR” each of the nominees for Director and “FOR” the ratification of the selection of PwC as the independent registered public accountants.

On July 31, 2025, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding are noted in the table below. As of the close of business on July 31, 2025, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [   ] shares of Common Stock, equal to approximately 99% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Number of Shares	Percent	Name	Address
6,107,516	9.05% (1)	Sit Investment Associates, Inc.	First Trust Portfolios L.P. and its affiliates

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 17, 2024.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2026 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than [April 3], 2026. Any stockholder who desires to bring a proposal at the 2026 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Franklin Templeton, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from [March 4], 2026 to [April 3], 2026. However, if the Fund’s 2026 Annual Meeting of Stockholders is held earlier than August 20, 2026 or later than October 19, 2026, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2026 Annual Meeting of Stockholders and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2026 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Franklin Templeton

Compliance Department

One Madison Avenue, 17th Floor

New York, New York 10010

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Western Asset High Income Fund II Inc.

Audit Committee Chair

c/o Franklin Templeton

Compliance Department

One Madison Avenue, 17th Floor

New York, New York 10010

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $40,900. Proxies may also be solicited in-person by officers of the Fund and by regular employees of FTFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Marc A. De Oliveira

Secretary

[●], 2025

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

WESTERN ASSET HIGH INCOME RIND ll INC. PD Box 43131 Providence, R10294-31131 Please detach. at perloration before mailing. EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS; >e< VOTE ON THE INTERNET Log on to: www_proxv-d irectoorn or scan the QR. code Follow the on-screen instructions avaiJahlp 24 hours VOTE BY PHONE Call 1-M331-3503 Follow the recorded instructions avai.laNie 24 heturs VOTE HY MAIL Vote, sign and date this Proxy Card and return in the postalgepaid envelope VOTE IN PERSON Attend Stockhorder Meeting Franklin Templeton On Madison Marini 17,h Floor New York, New Yljfk OA September 1g, 2025 PROXY WESTERN ASSET HIGH INCOIIIIE FUND II INC. PROXY FOR THE ANN UAL MEETING OF COMMON STOCKHOLDERS TO RE HELD O F SEPTEMBER 19,, 2025 THIS PROXY IS SOLICITED ON BEHALF Of THE HOARD OF DIRECTORS. The 0401549ned befell). Appeals Jane E Tru$4. Thorna5. Jeanne Keiv. Tara Gonne:Land Marc 10e Olrueira and each of hem proms with several pavers ol sub91310on 1D arterd the Annuag Hewing of Slcchhold2rs ofWe3iem Asset Hi 9h korne Fund II In (the 'Fund'} schedded la be held al Frerikin Ternpleicri. One Madison Avenue. 17Ih %cr. New York. New York on Seplernber 19. 205 al 10.130 eirn (Ee3tem erne]. or al any ackairnmen1 cc posr,pcnernEril Cereal' 1D cast on behalf of the undersigned all males Mai the undersigned enink.d.lo cast al such rneehng and atherwr5e lo represent the undersigned al the rneehng with ell per possessed by tha urdefsigned rf rersonally present al the meebrig The undersigried hereby admit...ledges receipt of 1he Holm of the Annual Meehng of Stookhoklers and of the accomparreng Peoq 51ernent{IJ-c teirns ol each yr wildi are riccrporaLed by .elcreice hum} and revokes any pog herehliare grven with lespgcl to such meeting This proxy, if properly exiateited, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will he Mad -FOR." the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting. VOTE VIA THE INTERNET: whiow.proxy-direCI.C.Orri VOTE VIA THE TELEPHONE: 1400-337-3503 CHANGE OF ADDRESS HIX [] 11.8.121( QYAN rha..rr AN TIM unr awn DPT1160.10170t Clortwv ciorsucTi v IICIA14.11-1U Puri Atrri Marl ADP WESTERN ASSET HIGH INCOME FUND II INC.PO Box 43131Providence, RI 02940-3131EASY VOTING OPTIONS:Please detach at perforation before mailing.PROXY WESTERN ASSET HIGH INCOME FUND II INC.PROXY FOR THE ANNUAL MEETING OF COMMON STOCKHOLDERSTO BE HELD ON SEPTEMBER 19, 2025THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, Tara Gormel, and Marc De Oliveira and each of them proxies with several powers of substitution to attend the Annual Meeting of Stockholders of Western Asset High Income Fund II Inc. (the "Fund") scheduled to be held at Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York on September 19, 2025 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted "FOR" the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.VOTE VIA THE INTERNET: www.proxy-direct.comVOTE VIA THE TELEPHONE:1-800-337-3503 CHANGE OF ADDRESSHIX_34666PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.xxxxxxxxxxxxxxcode

WESTERN ASSET HIGH INCOME FUND II INC.PO Box 43131Providence, RI 02940-3131EASY VOTING OPTIONS:Please detach at perforation before mailing.PROXY WESTERN ASSET HIGH INCOME FUND II INC.PROXY FOR THE ANNUAL MEETING OF COMMON STOCKHOLDERSTO BE HELD ON SEPTEMBER 19, 2025THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, Tara Gormel, and Marc De Oliveira and each of them proxies with several powers of substitution to attend the Annual Meeting of Stockholders of Western Asset High Income Fund II Inc. (the “Fund”) scheduled to be held at Franklin Templeton, One Madison Avenue, 17th Floor, New York, New York on September 19, 2025 at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.VOTE VIA THE INTERNET: www.proxy-direct.comVOTE VIA THE TELEPHONE:1-800-337-3503 CHANGE OF ADDRESSHIX_[ ]PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.xxxxxxxxxxxxxxcode

EVERY STOCKHOLDER’S VOTE IS IMPORTANTImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Common Stockholders to Be Held on September 19, 2025.The Proxy Statement and Proxy Card are available at:https://www.proxy-direct.com/fkl-34666Please detach at perforation before mailing.If no specific instructions are provided, this proxy will be voted “FOR” the proposals and in the discretion of the proxies upon such other business as may properly come before the meeting.TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals The Board of Directors unanimously recommends a vote “FOR” for the following proposals.1. To amend the charter of the Fund (the “Charter Amendment”) to increase the total number of authorized shares of capital stock from 100,000,000 shares to 200,000,000 shares.2. Election of three Class III Directors to serve until the 2028 Annual Meeting of Stockholders:FOR AGAINSTABSTAIN01. Carol L. Colman, CFA☐ ☐ ☐02. Peter Mason☐ ☐ ☐03. Jane Trust, CFA☐ ☐ ☐3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accountants for the fiscal year ending April 30, 2026.Any other business that may properly come before the Meeting.Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date BelowNote: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the boxScanner bar code xxxxxxxxxxxxxx HIX 34666xxxxxxxx